Resource Credit Income Fund

Supplement dated October 26, 2016 to the
Class A, Class C, Class T, Class W, Class D and Class I Prospectuses
dated February 1, 2016, as supplemented September 9, 2016, and the Class U Prospectus dated
February 1, 2016 as supplemented on February 16, 2016 and September 9, 2016 (collectively, the “Prospectuses”)
and the
Statement of Additional Information dated February 1, 2016, as supplemented on
June 20, 2016, August 10, 2016 and September 9, 2016 (the “SAI”)

Effective immediately, in the Prospectuses and SAI, the disclosure below replaces information regarding the terms of the expense limitation agreement between Resource Credit Income Fund (the “Fund”) and Resource Financial Fund Management, Inc. (the “Adviser”):

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least September 9, 2018, to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.59%, 2.59%, 3.34%, 3.34%, 3.09%, 3.09% and 2.34% per annum of the Fund's average daily net assets attributable to Class A, Class U, Class C, Class T, Class W, Class D and Class I shares, respectively. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Fund’s Board of Trustees, on 60 days written notice to the Adviser.

Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

This Supplement, the Prospectuses and SAI provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559.